UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2016 (December 16, 2016)

Origo Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-36757	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue
New York, New York 10017
(Address of Principal Executive Offices) (Zip Code)

(212) 634 - 4512
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously reported on a Current Report on Form 8-K filed on December 12, 2016, Origo Acquisition Corporation (the “Company”) held an annual general meeting of shareholders (the “Meeting”) on December 12, 2016. At the Meeting, the Company’s shareholders approved, among other items, an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to extend the date by which the Company must consummate its initial business combination to March 12, 2017 (the “Amendment”).

On December 16, 2016, the Company filed the Amendment with the Cayman Registrar of Companies. A copy of the Amendment is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

As previously reported, on June 10, 2016, the Company issued a convertible promissory note to its management team (collectively, the “Lender”) in the amount of $1,000,000 (the “Note”) for funds loaned by the Lender to the Company for the Company’s working capital needs, which Note was subsequently offset by $32,335 for other obligations of the Lender and had a balance as of September 30, 2016 of $967,665. As issued, the Note did not bear interest, and up to $175,000 of the principal amount of the Note is convertible at the option of the Lender into 17,500 private placement units (consisting of one ordinary share, one right and one warrant for one-half of a an ordinary share) at $10.00 per unit. On December 16, 2016, in connection with funds loaned by the Lender to the Company to fund the increase to the Company’s trust account required in connection with the Meeting and the Amendment and to provide the Company with additional working capital, the Company and the Lender entered into an amendment to the Note pursuant to which: (i) the principal amount of the Note was increased by $320,000 to $1,287,665, and (ii) the Note will accrue interest, retroactively from its date of issuance in June 2016, at a rate of 5.5% per annum up to a maximum of $32,335 in interest, which interest will be payable on the due date for payment of the principal of the Note. The amendment to the Note was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amendment to the Amended and Restated Memorandum and Articles of Association of the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2016	ORIGO ACQUISITION CORPORATION

	By:	/s/Edward J. Fred
		Name:	Edward J. Fred
		Title:	Chief Executive Officer